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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): January 29, 2004




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


          DELAWARE                   1-4300                 41-0747868
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)       Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS.

EXHIBIT NO.     DESCRIPTION
-----------     -----------
99.1            Press Release dated January 29, 2004, "Apache Earnings Cross
                Billion-Dollar Milestone"

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 29, 2004, Apache issued a press release announcing results for the fiscal year ended December 31, 2004. The press release is listed and furnished under Item 7 as Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             APACHE CORPORATION


Date:  January 29, 2004                      /s/ Roger B. Plank
                                             -----------------------------------
                                             Roger B. Plank
                                             Executive Vice President and
                                             Chief Financial Officer

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                                INDEX TO EXHIBITS


EXHIBIT NO.     DESCRIPTION
-----------     -----------
99.1            Press Release dated January 29, 2004, "Apache Earnings Cross
                Billion-Dollar Milestone"